Exhibit 10.3

A NEVADA COMPANY

1980 FEDERAL PLAZA DRIVE, SUITE 530, LAS VEGAS, NV 89135

December 11th 2020

David J. Klimczak

Direct Transfer, LLC / Issuer Direct Corporation

One Glenwood Avenue, Suite 1001

Raleigh, NC, 27603

Re: DKG CAPITAL INC (the “Company”)

Dear David,

This letter is to inform you that the Board of Directors has appointing a new transfer agent, Pacific Stock Transfer Company and hereby terminates all services with your firm as well as any and all agreements relating to your duties as of December 11th 2020. You will need to promptly file the 17ad-16 ( Notice of Assumption or Termination of Transfer Agent Services) with DTCC . We are providing the link below for your convenience.

http://www.dtcc.com/settlement-and-asset-services/agent-services/dtc-eligible-agent

Pacific stock transfer company will be reaching out to you to coordinate a smooth conversion. Please let us know the primary contact person at your firm to coordinate the conversion.

The Company thanks you for your past services and sincerely appreciates your cooperation in this matter.

/s/ Tesheb Casimir

TESHEB CASIMIR, CEO
DKG CAPITAL INC